UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2025

TUHURA BIOSCIENCES, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-37823	99-0360497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10500 University Center Dr., Suite 110

Tampa, Florida 33612

(Address of Principal Executive Offices, including zip code)

Registrant’s Telephone Number, Including Area Code: (813) 875-6600

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	HURA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Updates for Business Section and Risk Factors

TuHURA Biosciences, Inc. (“TuHURA”) is providing as Exhibit 99.1 to this Current Report on Form 8-K (the “Report”), which is incorporated by reference to this Item 8.01, updates regarding TuHURA’s business and operations, and as Exhibit 99.2 to this Report, which is incorporated by reference to this Item 8.01, updates to the risk factors described in (i) Part I, Item 1A of TuHURA’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “Form 10-K”) and (ii) Part II, Item 1A of TuHURA’s Quarterly Reports for the quarterly periods ended March 31, 2025 and June 30, 2025.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information

The following unaudited pro forma financial information of TuHURA is attached as Exhibit 99.3 to this Report and incorporated by reference herein:

•

Unaudited Pro Forma Condensed Combined Balance Sheet for TuHURA as of June 29, 2025, on a pro forma basis as if the merger transaction with Kineta, Inc. that closed on June 30, 2025 (the “Kineta Merger”) and TuHURA’s previously announced reverse merger with Kintara Therapeutics, Inc. that closed on October 18, 2024 (the “Kintara Merger”, and together with the Kineta Merger, the “Transactions”) had been consummated on January 1, 2024

•	Unaudited Pro Forma Condensed Combined Statements of Operations for TuHURA for the period ended June 29, 2025, on a pro forma basis as if the Transactions had been consummated on January 1, 2024

•	Unaudited Pro Forma Condensed Combined Statement of Operations for TuHURA for the year ended December 31, 2024, on a pro forma basis as if the Transactions had been consummated on January 1, 2024

•	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

(d) Exhibits

Exhibit No

99.1	Updates Regarding Business

99.2	Risk Factors

99.3	Unaudited Pro Forma Condensed Combined Financial Information of TuHURA Biosciences, Inc. as of and for the period ended June 29, 2025 and for the year ended December 31, 2024

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned that such statements are not guarantees of future performance and that TuHURA’s actual results may differ materially from those set forth in the forward-looking statements. All of these forward-looking statements are subject to risks and uncertainties that may change at any time. Factors that could cause TuHURA’s actual expectations to differ materially from these forward-looking statements and include the factors under the heading “Risk Factors” set forth in the Form 10-K, as supplemented by TuHURA’s quarterly reports on Form 10-Q and current reports on Form 8-K. Such filings are available on our website or at www.sec.gov. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof. TuHURA undertakes no obligation to publicly update or revise forward-looking statements to reflect subsequent developments, events, or circumstances, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUHURA BIOSCIENCES, INC.

Date: November 3, 2025	By:	/s/ Dan Dearborn
Name: Dan Dearborn
Title: Chief Financial Officer